Weyerhaeuser Company	Exhibit 99.2

Q2.2022 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q1	Q2		Year-to-Date
in millions	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Net sales	$3,112	$2,973	$3,144	$6,085	$5,650
Costs of sales	1,647	1,789	1,583	3,436	3,013
Gross margin	1,465	1,184	1,561	2,649	2,637
Selling expenses	23	23	24	46	44
General and administrative expenses	92	102	95	194	185
Other operating costs, net	6	12	13	18	23
Operating income	1,344	1,047	1,429	2,391	2,385
Non-operating pension and other post-employment benefit costs	(15)	(11)	(1)	(26)	(9)
Interest income and other	(1)	1	2	—	3
Interest expense, net of capitalized interest	(72)	(65)	(78)	(137)	(157)
Loss on debt extinguishment	(276)	—	—	(276)	—
Earnings before income taxes	980	972	1,352	1,952	2,222
Income taxes	(209)	(184)	(324)	(393)	(513)
Net earnings	$771	$788	$1,028	$1,559	$1,709

Per Share Information

	Q1	Q2		Year-to-Date
	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Earnings per share, basic and diluted	$1.03	$1.06	$1.37	$2.09	$2.28
Dividends paid per common share	$1.63	$0.18	$0.17	$1.81	$0.34
Weighted average shares outstanding (in thousands):
Basic	747,507	744,542	750,127	746,017	749,429
Diluted	748,823	745,582	751,508	747,194	750,773
Common shares outstanding at end of period (in thousands)	745,442	741,738	749,782	741,738	749,782

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q1	Q2		Year-to-Date
in millions	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Net earnings	$771	$788	$1,028	$1,559	$1,709
Non-operating pension and other post-employment benefit costs	15	11	1	26	9
Interest income and other	1	(1)	(2)	—	(3)
Interest expense, net of capitalized interest	72	65	78	137	157
Loss on debt extinguishment	276	—	—	276	—
Income taxes	209	184	324	393	513
Operating income	1,344	1,047	1,429	2,391	2,385
Depreciation, depletion and amortization	122	119	120	241	238
Basis of real estate sold	31	39	24	70	51
Adjusted EBITDA(1)	$1,497	$1,205	$1,573	$2,702	$2,674

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q2.2022 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q1	Q2		Year-to-Date
in millions	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Net earnings	$771	$788	$1,028	$1,559	$1,709
Loss on debt extinguishment(1)	207	—	—	207	—
Net earnings before special items(2)	$978	$788	$1,028	$1,766	$1,709

	Q1	Q2		Year-to-Date
	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Net earnings per diluted share	$1.03	$1.06	$1.37	$2.09	$2.28
Loss on debt extinguishment(1)	0.28	—	—	0.28	—
Net earnings per diluted share before special items(2)	$1.31	$1.06	$1.37	$2.37	$2.28

(1) We recorded a total pretax loss on debt extinguishment of $276 million ($207 million after-tax) in first quarter 2022.

(2) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q1	Q2		Year-to-Date
in millions	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Pension and post-employment costs:
Pension and post-employment service costs	$10	$8	$10	$18	$21
Non-operating pension and other post-employment benefit costs	15	11	1	26	9
Total company pension and post-employment costs	$25	$19	$11	$44	$30

Weyerhaeuser Company

Q2.2022 Analyst Package

Preliminary results (unaudited)

Consolidated Balance Sheet

in millions	March 31, 2022	June 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$1,205	$1,723	$1,879
Receivables, net	745	547	507
Receivables for taxes	8	6	24
Inventories	611	571	520
Prepaid expenses and other current assets	206	165	205
Total current assets	2,775	3,012	3,135
Property and equipment, net	2,026	2,000	2,057
Construction in progress	203	233	175
Timber and timberlands at cost, less depletion	11,469	11,706	11,510
Minerals and mineral rights, less depletion	252	248	255
Deferred tax assets	15	11	17
Other assets	376	370	503
Total assets	$17,116	$17,580	$17,652

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$310	$283	$281
Accrued liabilities	674	658	673
Total current liabilities	984	941	954
Long-term debt, net	5,053	5,053	5,099
Deferred tax liabilities	66	83	46
Deferred pension and other post-employment benefits	432	347	440
Other liabilities	344	340	346
Total liabilities	6,879	6,764	6,885
Total equity	10,237	10,816	10,767
Total liabilities and equity	$17,116	$17,580	$17,652

Weyerhaeuser Company

Q2.2022 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q1	Q2		Year-to-Date
in millions	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Cash flows from operations:
Net earnings	$771	$788	$1,028	$1,559	$1,709
Noncash charges (credits) to earnings:
Depreciation, depletion and amortization	122	119	120	241	238
Basis of real estate sold	31	39	24	70	51
Deferred income taxes, net	14	—	11	14	19
Pension and other post-employment benefits	25	19	11	44	30
Share-based compensation expense	8	9	8	17	15
Loss on debt extinguishment	276	—	—	276	—
Change in:
Receivables, net	(238)	198	(113)	(40)	(252)
Receivables and payables for taxes	110	(83)	116	27	236
Inventories	(87)	29	9	(58)	(51)
Prepaid expenses and other current assets	(1)	(2)	1	(3)	(1)
Accounts payable and accrued liabilities	(62)	47	125	(15)	65
Pension and post-employment benefit contributions and payments	(4)	(10)	(25)	(14)	(33)
Other	(8)	(7)	(7)	(15)	(20)
Net cash from operations	$957	$1,146	$1,308	$2,103	$2,006
Cash flows from investing activities:
Capital expenditures for property and equipment	$(50)	$(71)	$(62)	$(121)	$(93)
Capital expenditures for timberlands reforestation	(20)	(10)	(10)	(30)	(32)
Acquisition of timberlands	(18)	(265)	(149)	(283)	(149)
Other	1	—	1	1	1
Net cash from investing activities	$(87)	$(346)	$(220)	$(433)	$(273)
Cash flows from financing activities:
Cash dividends on common shares	$(1,218)	$(134)	$(128)	$(1,352)	$(255)
Net proceeds from issuance of long-term debt	881	—	—	881	—
Payments on long-term debt	(1,203)	—	(225)	(1,203)	(225)
Proceeds from exercise of stock options	12	2	28	14	45
Repurchases of common shares	(118)	(141)	—	(259)	—
Other	(18)	(1)	(2)	(19)	(16)
Net cash from financing activities	$(1,664)	$(274)	$(327)	$(1,938)	$(451)

Net change in cash, cash equivalents and restricted cash	$(794)	$526	$761	$(268)	$1,282
Cash, cash equivalents and restricted cash at beginning of period	1,999	1,205	1,016	1,999	495
Cash, cash equivalents and restricted cash at end of period	$1,205	$1,731	$1,777	$1,731	$1,777

Cash paid during the period for:
Interest, net of amounts capitalized	$78	$71	$79	$149	$154
Income taxes, net of refunds	$85	$269	$197	$354	$263

Weyerhaeuser Company	Timberlands Segment

Q2.2022 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2022	Q2.2022	Q2.2021	YTD.2022	YTD.2021
Sales to unaffiliated customers	$465	$515	$405	$980	$784
Intersegment sales	161	156	136	317	270
Total net sales	626	671	541	1,297	1,054
Costs of sales	423	495	407	918	790
Gross margin	203	176	134	379	264
General and administrative expenses	24	24	23	48	46
Other operating income, net	(3)	(1)	(2)	(4)	(3)
Operating income and Net contribution to earnings	$182	$153	$113	$335	$221

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2022	Q2.2022	Q2.2021	YTD.2022	YTD.2021
Operating income	$182	$153	$113	$335	$221
Depreciation, depletion and amortization	65	66	67	131	131
Adjusted EBITDA(1)	$247	$219	$180	$466	$352

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2022	Q2.2022	Q2.2021	YTD.2022	YTD.2021
Total decrease (increase) in working capital(2)	$(34)	$57	$2	$23	$(11)
Cash spent for capital expenditures(3)	$(30)	$(23)	$(21)	$(53)	$(49)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

(3) Does not include cash spent for the acquisition of timberlands.

Segment Statistics(4)

		Q1.2022	Q2.2022	Q2.2021	YTD.2022	YTD.2021
Third Party	Delivered logs:
Net Sales	West	$259	$308	$222	$567	$423
(millions)	South	154	160	145	314	276
	North	15	10	9	25	25
	Total delivered logs	428	478	376	906	724
	Stumpage and pay-as-cut timber	9	11	7	20	13
	Recreational and other lease revenue	17	16	16	33	32
	Other revenue	11	10	6	21	15
	Total	$465	$515	$405	$980	$784
Delivered Logs	West	$161.29	$173.35	$137.80	$167.63	$134.32
Third Party Sales	South	$37.15	$38.47	$35.11	$37.81	$34.82
Realizations (per ton)	North	$72.79	$83.93	$74.88	$76.79	$66.51
Delivered Logs	West	1,604	1,778	1,608	3,382	3,147
Third Party Sales	South	4,135	4,167	4,150	8,302	7,932
Volumes (tons, thousands)	North	210	118	115	328	376
Fee Harvest Volumes	West	2,240	2,085	2,099	4,325	4,200
(tons, thousands)	South	5,842	6,159	5,856	12,001	11,232
	North	278	180	199	458	536

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q2.2022 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2022	Q2.2022	Q2.2021	YTD.2022	YTD.2021
Net sales	$128	$117	$110	$245	$216
Costs of sales	41	45	41	86	75
Gross margin	87	72	69	159	141
General and administrative expenses	6	7	6	13	12
Operating income and Net contribution to earnings	$81	$65	$63	$146	$129

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2022	Q2.2022	Q2.2021	YTD.2022	YTD.2021
Operating income	$81	$65	$63	$146	$129
Depreciation, depletion and amortization	4	3	4	7	7
Basis of real estate sold	31	39	24	70	51
Adjusted EBITDA(1)	$116	$107	$91	$223	$187

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2022	Q2.2022	Q2.2021	YTD.2022	YTD.2021
Cash spent for capital expenditures	$—	$—	$—	$—	$—

Segment Statistics

		Q1.2022	Q2.2022	Q2.2021	YTD.2022	YTD.2021
Net Sales	Real Estate	$97	$90	$83	$187	$167
(millions)	Energy and Natural Resources	31	27	27	58	49
	Total	$128	$117	$110	$245	$216
Acres Sold	Real Estate	24,126	26,906	18,415	51,032	37,870
Price per Acre	Real Estate	$3,785	$3,215	$3,227	$3,484	$3,523
Basis as a Percent of Real Estate Net Sales	Real Estate	32%	43%	29%	37%	31%

Weyerhaeuser Company	Wood Products Segment

Q2.2022 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2022	Q2.2022	Q2.2021	YTD.2022	YTD.2021
Net sales	$2,519	$2,341	$2,629	$4,860	$4,650
Costs of sales	1,276	1,414	1,229	2,690	2,353
Gross margin	1,243	927	1,400	2,170	2,297
Selling expenses	21	21	21	42	40
General and administrative expenses	35	35	35	70	70
Other operating costs, net	5	8	6	13	9
Operating income and Net contribution to earnings	$1,182	$863	$1,338	$2,045	$2,178

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2022	Q2.2022	Q2.2021	YTD.2022	YTD.2021
Operating income	$1,182	$863	$1,338	$2,045	$2,178
Depreciation, depletion and amortization	51	49	48	100	97
Adjusted EBITDA(1)	$1,233	$912	$1,386	$2,145	$2,275

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2022	Q2.2022	Q2.2021	YTD.2022	YTD.2021
Total decrease (increase) in working capital(2)	$(371)	$205	$(49)	$(166)	$(261)
Cash spent for capital expenditures	$(39)	$(56)	$(51)	$(95)	$(76)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics

in millions, except for third party sales realizations		Q1.2022	Q2.2022	Q2.2021	YTD.2022	YTD.2021
Structural Lumber	Third party net sales	$1,206	$998	$1,349	$2,204	$2,339
(volumes presented	Third party sales realizations	$1,041	$776	$1,077	$901	$975
in board feet)	Third party sales volumes(3)	1,157	1,289	1,252	2,446	2,397
	Production volumes	1,203	1,232	1,234	2,435	2,445
Oriented Strand	Third party net sales	$564	$497	$605	$1,061	$1,043
Board	Third party sales realizations	$787	$676	$911	$731	$757
(volumes presented	Third party sales volumes(3)	717	735	663	1,452	1,377
in square feet 3/8")	Production volumes	739	758	683	1,497	1,425
Engineered Solid	Third party net sales	$196	$247	$166	$443	$308
Section	Third party sales realizations	$3,433	$3,863	$2,533	$3,660	$2,412
(volumes presented	Third party sales volumes(3)	5.7	6.4	6.6	12.1	12.8
in cubic feet)	Production volumes	5.7	6.4	6.2	12.1	12.2
Engineered	Third party net sales	$137	$168	$104	$305	$187
I-joists	Third party sales realizations	$2,969	$3,432	$1,980	$3,207	$1,882
(volumes presented	Third party sales volumes(3)	46	49	53	95	100
in lineal feet)	Production volumes	44	50	51	94	95
Softwood Plywood	Third party net sales	$58	$53	$69	$111	$125
(volumes presented	Third party sales realizations	$783	$746	$902	$765	$733
in square feet 3/8")	Third party sales volumes(3)	75	70	77	145	171
	Production volumes	66	67	62	133	142
Medium Density	Third party net sales	$48	$53	$43	$101	$91
Fiberboard	Third party sales realizations	$1,082	$1,174	$869	$1,129	$855
(volumes presented	Third party sales volumes(3)	44	45	50	89	107
in square feet 3/4")	Production volumes	44	48	52	92	108

(3) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q2.2022 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and post-employment costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses, interest income and other as well as legacy obligations.

Net Charge to Earnings

in millions	Q1.2022	Q2.2022	Q2.2021	YTD.2022	YTD.2021
Unallocated corporate function and variable compensation expense	$(31)	$(36)	$(36)	$(67)	$(61)
Liability classified share-based compensation	1	2	—	3	(1)
Foreign exchange gain (loss)	—	3	(1)	3	(3)
Elimination of intersegment profit in inventory and LIFO	(59)	18	(28)	(41)	(45)
Other, net	(12)	(21)	(20)	(33)	(33)
Operating loss	(101)	(34)	(85)	(135)	(143)
Non-operating pension and other post-employment benefit costs	(15)	(11)	(1)	(26)	(9)
Interest income and other	(1)	1	2	—	3
Net charge to earnings	$(117)	$(44)	$(84)	$(161)	$(149)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2022	Q2.2022	Q2.2021	YTD.2022	YTD.2021
Operating loss	$(101)	$(34)	$(85)	$(135)	$(143)
Depreciation, depletion and amortization	2	1	1	3	3
Adjusted EBITDA(1)	$(99)	$(33)	$(84)	$(132)	$(140)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Selected Items

in millions	Q1.2022	Q2.2022	Q2.2021	YTD.2022	YTD.2021
Cash spent for capital expenditures	$(1)	$(2)	$—	$(3)	$—